Exhibit 10.1
Execution Version
FIRST AMENDMENT
TO
CREDIT AGREEMENT
dated as of July 27, 2011
among
Key Energy Services, Inc.,
as Borrower,
The Guarantors,
JPMorgan Chase Bank, N.A.,
as Administrative Agent,
Bank of America, N.A.,
as Syndication Agent,
Capital One, N.A.,
Wells Fargo Bank, N.A.,
Credit Agricole Corporate and Investment Bank,
and
DnB NOR Bank ASA,
as Co-Documentation Agents,
and
The Lenders Party Hereto

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of July 27, 2011, is among Key Energy Services, Inc., a Maryland corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 31, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B. The Guarantors are parties to that certain Guarantee and Collateral Agreement dated as of March 31, 2011 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).
C. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement. As used herein, the term “Amended Credit Agreement” means the Credit Agreement, as amended by this First Amendment.
Section 2.
2.1 Amendment to Section 2.06(d)(ii)(A). Section 2.06(d)(ii)(A) is hereby amended by replacing the reference to “$500,000,000” therein with “$650,000,000”.
2.2 Amendments to Section 9.01(d). Section 9.01(d) is hereby amended in its entirety to read as follows:
“(d) Capitalization Ratio. The Borrower will not, as of the last day of any fiscal quarter, allow its ratio of Consolidated Total Funded Indebtedness to Total Capitalization to be more than the percentage specified for such fiscal quarter as indicated in the table below:

Fiscal Quarter Ending	Ratio
June 30, 2011 through March 31, 2012	50%
June 30, 2012 and September 30, 2012	47.5%
December 31, 2012 and thereafter	45%
”

2.3 Amendment and restatement of Annex I. Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto.
2.4 Co-Documentation Agents. Credit Agricole Corporate and Investment Bank and DnB NOR Bank ASA are each hereby added to the Credit Agreement as a “Co-Documentation Agent”, and each reference to the term “Co-Documentation Agents” wherever it appears in the Amended Credit Agreement shall refer collectively to Capital One, N.A., Wells Fargo Bank, N.A., Credit Agricole Corporate and Investment Bank, and DnB NOR Bank ASA, in such capacities.
Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):
3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the Effective Date.
3.2 The Administrative Agent shall have received from the Majority Lenders, the Borrower, and each of the other Obligors, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.
3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.
Notwithstanding the foregoing, the amendment and restatement of Annex I to the Credit Agreement contemplated by Section 2.3 of this First Amendment shall not become effective until the Commitment Increase Time (as defined below).
Section 4. Miscellaneous.
4.1 Commitment Increase Pursuant to Section 2.06(d).
(a) The Borrower has requested pursuant to Section 2.06(d) of the Amended Credit Agreement that the aggregate amount of the Commitments be increased to $550,000,000 (the “Commitment Increase”), effective as of the Effective Date, immediately after giving effect to the amendments contemplated by this First Amendment (the “Commitment Increase Time”). In connection with the requested Commitment Increase, the Borrower, JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, N.A., Capital One, N.A., Royal Bank of Canada, Comerica Bank, Morgan Stanley Bank, N.A., Credit Suisse AG, Cayman Islands Branch, The Bank of Nova Scotia, Amegy Bank, Deutsche Bank Trust Company Americas, and Compass Bank, have each executed and delivered to the Administrative Agent a Commitment Increase Certificate, and the Borrower, Credit Agricole Corporate and Investment Bank and DnB NOR Bank ASA, each have executed and delivered to the Administrative Agent an Additional Lender Certificate, in each case, in accordance with the provisions of Section 2.06(d) of the Amended Credit Agreement.

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(b) Accordingly, effective as of the Commitment Increase Time: (i) the aggregate amount of the Commitments shall be increased to $550,000,000; (ii) the Commitment of each Lender (including each Additional Lender referred to in clause (iii) of this paragraph) shall, without any further action, be the Commitment specified for such Lender in the attached Annex I; and (iii) Credit Agricole Corporate and Investment Bank and DnB NOR Bank ASA are each hereby added as an Additional Lender with the Commitment specified for it in the attached Annex I, and each such Additional Lender shall become a party to the Credit Agreement as a “Lender” and have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents. Each Lender or Additional Lender, as the case may be, shall make any payments required to be made by it pursuant to the last sentence of Section 2.06(d)(iii) on the Effective Date. Pursuant to Section 2.06(d)(ii)(C) of the Amended Credit Agreement, if any Eurodollar Borrowings are outstanding as of the Commitment Increase Time, then the Borrower shall pay any compensation required by Section 5.02 of the Amended Credit Agreement. The Administrative Agent accepts the Commitment Increase Certificates and Additional Lender Certificates referred to above and has recorded the information contained therein in the Register maintained by the Administrative Agent pursuant to Section 12.04(c) of the Amended Credit Agreement, as required by Section 2.06(d)(iv) of the Amended Credit Agreement.
4.2 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
4.3 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.
4.4 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

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4.5 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
4.6 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.7 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	KEY ENERGY SERVICES, INC.

	By:	/s/ J. Marshall Dodson

		Name:	J. Marshall Dodson
		Title:	Vice President and Treasurer

GUARANTORS:	KEY ENERGY SERVICES, LLC

	By:	/s/ J. Marshall Dodson

		Name:	J. Marshall Dodson
		Title:	Vice President and Treasurer

KEY ENERGY SERVICES CALIFORNIA, INC.

	By:	/s/ J. Marshall Dodson

		Name:	J. Marshall Dodson
		Title:	Vice President and Treasurer

KEY ENERGY SERVICES (MEXICO), LLC

	By:	/s/ J. Marshall Dodson

		Name:	J. Marshall Dodson
		Title:	Vice President and Treasurer
Signature Page to First Amendment

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and Lender

	By:	/s/ Robert Traband

		Name:	Robert Traband
		Title:	Managing Director
Signature Page to First Amendment

LENDERS:	BANK OF AMERICA, N.A., as Syndication Agent and Lender

	By:	/s/ Gary L. Mingle

		Name:	Gary L. Mingle
		Title:	Senior Vice-President
Signature Page to First Amendment

CAPITAL ONE, N.A., as Co- Documentation Agent and Lender
By:	/s/ Don Backer
	Name:	Don Backer
	Title:	Senior Vice President
Signature Page to First Amendment

WELLS FARGO BANK, N.A., as Co- Documentation Agent and Lender
By:	/s/ Sarah Sandercock
	Name:	Sarah Sandercock
	Title:	Director
Signature Page to First Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Co- Documentation Agent and Lender
By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director
Signature Page to First Amendment

DNB NOR BANK ASA, as Co- Documentation Agent and Lender
By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	Vice President

By:	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President
Signature Page to First Amendment

COMERICA BANK, as Lender
By:	/s/ Cyd Dillahunty
	Name:	Cyd Dillahunty
	Title:	Vice President — Texas Division
Signature Page to First Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

By:	/s/ Rahul Parmar
	Name:	Rahul Parmar
	Title:	Associate
Signature Page to First Amendment

MORGAN STANLEY BANK, N.A., as Lender
By:	/s/ Sherrese Clarke
	Name:	Sherrese Clarke
	Title:	Authorized Signatory
Signature Page to First Amendment

ROYAL BANK OF CANADA, as Lender
By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory
Signature Page to First Amendment

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director
Signature Page to First Amendment

AMEGY BANK, as Lender
By:	/s/ G. Scott Collins
	Name:	G. Scott Collins
	Title:	Vice President
Signature Page to First Amendment

COMPASS BANK, as Lender
By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Senior Vice President
Signature Page to First Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender
By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director
Signature Page to First Amendment

ANNEX I
LIST OF COMMITMENTS

Name of Lender	Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$55,500,000.00	10.09%
Bank of America, N.A.	$50,000,000.00	9.09%
Wells Fargo Bank, N.A.	$45,000,000.00	8.18%
Capital One, N.A.	$45,000,000.00	8.18%
Credit Agricole Corporate and Investment Bank	$45,000,000.00	8.18%
DnB NOR Bank ASA	$45,000,000.00	8.18%
Royal Bank of Canada	$37,500,000.00	6.82%
Comerica Bank	$37,500,000.00	6.82%
Morgan Stanley Bank, N.A.	$37,500,000.00	6.82%
Credit Suisse AG, Cayman Islands Branch	$37,500,000.00	6.82%
The Bank of Nova Scotia	$37,500,000.00	6.82%
Amegy Bank	$20,000,000.00	3.64%
Deutsche Bank Trust Company Americas	$20,000,000.00	3.64%
Compass Bank	$20,000,000.00	3.64%
HSBC Bank USA, N.A.	$17,000,000.00	3.09%

TOTAL	$550,000,000.00	100.0%
Annex I to First Amendment